SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 30, 2004

                         UNIVERSAL DETECTION TECHNOLOGY
               (Exact Name of Registrant as Specified in Charter)

         California                 1-9327                 95-2746949
(State or Other Jurisdiction      (Commission             (IRS Employer
      of Incorporation)          File Number)          Identification No.)

                          9595 Wilshire Ave., Suite 700
                         Beverly Hills, California 90212
                    (Address of Principal Executive Offices)

                                 (310) 248-3655
                        (Registrant's Telephone Number)



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ITEM 5. OTHER EVENTS

     Reference is made to the press release of Registrant issued on April 30, 2004, which is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements. None.

     (b)  Pro Forma Financial Information. None.

     (c)  Exhibits.

          Exhibit 99.1 - Press Release, dated April 30, 2004.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 4, 2004                 UNIVERSAL DETECTION TECHNOLOGY




                            By: /s/ Jacques Tizabi
                                ------------------------------------------
                                    Jacques Tizabi
                                    President and Chief Executive Officer



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                                  EXHIBIT INDEX


EXHIBITS

99.1 Press Release, dated April 30, 2004.